UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2025

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2025, Sook Lee Chin informed Treasure Global Inc (the “Company”) of her resignation as Chief Financial Officer, effective as of July 1, 2025.

On July 1, 2025, the Board of Directors of the Company appointed See Wah “Sylvia” Chan as Chief Financial Officer of the Company effective as of July 1, 2025.

Ms. Chan and the Company entered into an Appointment Letter Agreement dated as of June 30, 2025 (the “Appointment Letter Agreement”), pursuant to which Ms. Chan was appointed as the Chief Financial Officer of the Company, effective as of July 1, 2025. Ms. Chan is entitled to receive a monthly remuneration of RM 19,000. In addition, Ms. Chan will be entitled to a total of $80,000 worth of shares of common stock of the Company on an annual basis, subject to applicable vesting schedules and other restrictions, in accordance with the Company’s equity compensation plan. During the term of the Appointment Letter Agreement, either party may terminate the Appointment Letter Agreement by providing three (3) months’ written notice or salary in lieu of such notice to the other party. Upon termination, Ms. Chan will be subject to a one-year non-solicitation period concerning the hiring of the Company’s employees and the solicitation of its clients, among other restrictions.

Ms. See Wah “Sylvia” Chan, age 34, has been serving as the Deputy CFO of the Company since June 18, 2025. She is a qualified Chartered Accountant, a member of the Malaysian Institute of Accountants (MIA) and a fellow member of the Association of Chartered Certified Accountants (ACCA). Prior to joining the Company, she served as the Group Financial Controller of a public listed company.

The foregoing summary of the Appointment Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Appointment Letter Agreement
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2025	TREASURE GLOBAL INC.

	By:	/s/ Carlson Thow
	Name:	Carlson Thow
	Title:	Chief Executive Officer

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